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                                                                    EXHIBIT 10.3



                              SECOND AMENDMENT TO
                           COOPER CAMERON CORPORATION
                              AMENDED AND RESTATED
               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


         WHEREAS, COOPER CAMERON CORPORATION (the "Company") has heretofore adopted the COOPER CAMERON CORPORATION AMENDED AND RESTATED 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of December 11, 1996:

         1. The phrase "and advisory director" shall be added after the word "director" in the first sentence of Section 1 of the Plan.

         2. The phrase "and advisory director" shall be added after the word "director" in Section 3 of the Plan.

         3. The phrase "or advisory director" shall be added after the word "director" in each place that it appears in Section 17 of the Plan.

         4. As amended hereby, the Plan is specifically ratified and reaffirmed.